USAA EMERGING MARKETS FUND

Fund Shares (USEMX), Institutional Shares (UIEMX),

and Adviser Shares (UAEMX) Supplement dated May 1, 2020

to the Summary Prospectus dated October 1, 2019 and Supplemented April 30, 2020 and January 9, 2020

Effective May 1, 2020, references to Michael Ade as a portfolio manager for the USAA Emerging Markets Fund are removed.

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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